NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee	paid previously with preliminary materials.

☐ Check	box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NORTHERN TRUST CORPORATION

PROXY CARD FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 15, 2008

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
	Chicago, IL 60603	Proxy

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Susan Crown, Edward J. Mooney and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 15, 2008, or any adjournment of such meeting, all shares of common stock which the undersigned is entitled to vote on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

The above proxy holders cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you may sign, date and return this proxy card by mail. If you vote by mail, you are encouraged to specify your choice on each Proposal by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board of Directors:

Item 1 — FOR the election of each nominee for director; and

Item 2 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD BY MAIL.

CONTINUED ON REVERSE SIDE

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY:

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE—TOLL FREE—1-800-560-1965

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 14, 2008. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your 3-digit Company Number and your 11-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET—http://www.eproxy.com/ntrs/

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 14, 2008.

•

You will be prompted to enter your 3-digit Company Number and your 11-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

You may access the 2008 notice of annual meeting and proxy statement and the 2007 annual report to stockholders (which consists of the 2007 summary annual report and the 2007 financial annual report) electronically by going to the following website: http://ww3.ics.adp.com/streetlink/NTRS1.

i            Please detach here.            i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This proxy card when properly executed will be voted in the manner directed herein. If no direction is made, this proxy card will be voted FOR the election of all nominees for director and FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Address Change ☐    Mark Box ☐    Indicate changes below:

Date , 2008

Signature(s) in Box

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

NORTHERN TRUST CORPORATION

VOTING INSTRUCTION CARD FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 15, 2008

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
Chicago, IL 60603

Voting Instruction Solicited by the Trustee of The Northern Trust Company Thrift-Incentive Plan

The undersigned hereby directs The Northern Trust Company, Trustee (“TIP Trustee”) of The Northern Trust Company Thrift-Incentive Plan (“TIP”) to vote at the annual meeting of stockholders of Northern Trust Corporation on April 15, 2008, or any adjournment of such meeting, all shares of common stock that have been allocated to the TIP accounts of the undersigned on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

To direct the TIP Trustee to vote your shares, you must vote by telephone or through the Internet in accordance with the voting instructions on the reverse side or you may sign, date and return this voting instruction card by mail. If you vote by mail, you are encouraged to specify your choice on the Proposals by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your voting instruction card without indicating how you want to vote your shares, your shares will be voted in accordance with the following recommendations of the Board of Directors.

Item 1 — FOR the election of each nominee for director; and

Item 2 — FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS VOTING INSTRUCTION CARD BY MAIL.

THE SHARES COVERED BY THIS VOTING INSTRUCTION CARD ARE SHOWN ON THE REVERSE SIDE OF THIS CARD AND ARE VOTED AS EXPLAINED BELOW.

Shown on the reverse side of this voting instruction card is the total number of shares of common stock held for you by the TIP Trustee in the Northern Trust Stock Fund and the Former ESOP Fund under the TIP. TIP participants have the right to direct The Northern Trust Company (the “Bank”), as the TIP Trustee, to vote the shares held in their accounts, subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Bank, as TIP Trustee, will vote allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”), in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with ERISA. Under the TIP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Bank, as TIP Trustee, to vote these shares, in person or by proxy, as designated herein, at the annual meeting of stockholders.

Continued on Reverse Side.

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO GIVE

VOTING INSTRUCTIONS TO THE TIP TRUSTEE:

Your telephone or Internet vote authorizes the TIP Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965

•

Use any touch-tone telephone to provide your voting instructions to the TIP Trustee 24 hours a day, 7 days a week, until 12 noon (CDT) on April 14, 2008. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your 3-digit Company Number and your 11-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET — http://www.eproxy.com/ntrs/

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 12 noon (CDT) on April 14, 2008.

•

You will be prompted to enter your 3-digit Company Number and your 11-digit Control Number that are located above and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided. The cut-off date for receiving your voting instruction card is 12 noon (CDT) on April 14, 2008.

IF YOU VOTE BY PHONE OR THROUGH THE INTERNET,

PLEASE DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

You may access the 2008 notice of annual meeting and proxy statement and the 2007 annual report to stockholders (which consists of the 2007 summary annual report and the 2007 financial annual report) electronically by going to the following website: http://ww3.ics.adp.com/streetlink/NTRS1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of 14 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Arthur L. Kelly	06 Robert C. McCormack 07 Edward J. Mooney 08 William A. Osborn 09 John W. Rowe	10 Harold B. Smith 11 William D. Smithburg 12 Enrique J. Sosa 13 Charles A. Tribbett III 14 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This voting instruction card when properly executed will be voted in the manner directed herein. If no direction is made, this voting instruction card will be voted FOR the election of all nominees for director and FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Address Change ☐    Mark Box ☐    Indicate changes below:

Date , 2008

Signature(s) in Box

Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.